                        PRELIMINARY STRUCTURAL TERM SHEET
                              (DATED JUNE 17, 2005)

                              SECURITY DESCRIPTION


SECURITIES:                       JPMAC 2005-(Fieldstone)

SECURITY COUPON:                  1 Month LIBOR + tba

WEIGHTED AVG LIFE:                ~2.0yrs

SECURITY SIZE:                    $219,000,000 subject to a variance of +/- 10%

SETTLEMENT DATE:                  Expected to be August 25, 2005

DATED DATE:                       Expected to be August 11, 2005

DISTRIBUTION DATE:                The 25th or the next business day,
                                  Expected to commence September 25, 2005

FIRST LIBOR SETTING:              Expected to be August 23, 2005

LEGAL FINAL:                      Expected to be August 25, 2035

PAYMENT DELAY:                    Zero days

INTEREST ACCRUAL:                 Actual/360

TOTAL POOL ORIGINATOR:            Fieldstone

TOTAL POOL SERVICER:              Chase Mortgage

CONFORMING POOL ORIGINATOR:       Fieldstone

CONFORMING POOL SERVICER:         Chase Mortgage


TRANSACTION. Copyright 2005 JPMorgan Chase & Co. - All rights reserved. J.P. Morgan Securities Inc., member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.

The information contained herein is qualified in its entirety by the information in the prospectus and prospectus supplement for this transaction. The information contained herein is preliminary as of the date hereof, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus and prospectus supplement relating to the securities and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion or amendment from time to time. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus and prospectus supplement relating to the securities. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED

                              SECURITY STIPULATIONS

THE SECURITIES TO BE DELIVERED WILL:

         o be DTC eligible.

RATINGS REQUIREMENT:
Moody's                    Aaa
Standard and Poor's        AAA
Fitch                      AAA

OPTIONAL CLEAN UP CALL:

Expected to be when the ending balance of the mortgage loans is less than or equal to 10% of the original principal balance of the loans.

STEP-UP COUPON:

The margin component of the Security Coupon on the delivered Securities will be
1.5 times if the Securities are not called at the Optional Clean Up Call date.

WAC CAP:

The Security Coupons will have a WAC Cap equal to the weighted per annum average gross interest rate of the mortgage loans in the groups or pools of mortgage loans primarily supporting payment of the Securities less servicing and trustee fees.

INTEREST RATE CAP:

Interest rate derivatives will be purchased into the trust to the benefit of the AAA classes, such that the AFC for the AAA classes will be raised to a minimum of 10.0% for a period at least equal to the average MTR of the collateral backing the group.


ERISA ELIGIBILITY:                    TBD

SMMEA ELIGIBILITY:                    TBD

SEC REGISTERED SECURITY:              Yes

TRUST TAX STATUS:                     REMIC

SECURITIZATION TRUST STATUS:          Expected to be QSPE

GOVERNING LAW:                        TBD


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities.